Changing the Course of Autoimmune Disease LUPKYNIS™ FDA Approval and Launch January 25, 2021

Cautionary Statement regarding Forward-Looking Information 4/7/20 2 Certain statements made in this slide presentation may constitute forward-looking information within the meaning of applicable Canadian securities law and forward-looking statements within the meaning of applicable United States securities law. These forward-looking statements or information include but are not limited to statements or information with respect to: the approved label providing patent protection to December 2037; the estimated patient population for LN; potential peak annual US net sales of greater than $1 billion; LUPKYNIS being positioned for first line treatment; the results of our clinical trials; our commercialization strategy; timing of product availability; and our expected average annualized net revenue of ~$65,000. It is possible that such results or conclusions may change based on further analyses of these data. Words such as “anticipate,” “will,” “believe,” “estimate,” “expect,” “intend,” “target," “plan," “goals," “objectives," “may” and other similar words and expressions, identify forward-looking statements. We have made numerous assumptions about the forward-looking statements and information contained herein, including among other things, assumptions about the patient population for LN; the adherence to treatment of LN patients; the average dosing per patient; the average annualized net revenue per patient; that another company will not create a substantial competitive product for Aurinia’s LN business without violating Aurinia’s intellectual property rights; Aurinia being able to extend and protect its patents for LN on terms acceptable to Aurinia; the size of the LN market; the accuracy of results from our clinical trials; the accuracy of reported data from third party studies and reports; and that Aurinia’s intellectual property rights are valid and do not infringe the intellectual property rights of other parties; that our suppliers and contractors will meet their contracted requirements. Even though the management of Aurinia believes that the assumptions made, and the expectations represented by such statements or information are reasonable, there can be no assurance that the forward-looking information will prove to be accurate. Forward-looking information by their nature are based on assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Aurinia to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information. Should one or more of these risks and uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in forward- looking statements or information. Such risks, uncertainties and other factors include, among others, the following: difficulties we may experience in completing the commercialization of LUKYNIS; the market and patient population for the LN business may not be as estimated; Aurinia may have to pay unanticipated expenses; Aurinia not being able to extend or fully protect its patent portfolio for LUPKYNIS; competitors may arise with similar products; Aurinia may not be able to obtain sufficient supply to meet commercial demand for LUPKYNIS in a timely fashion; unknown impact and difficulties imposed by the COVID-19 pandemic on our business operations including nonclinical, clinical, regulatory and commercial activities; the results from our clinical studies and from third party studies and reports may not be accurate; and our assets or business activities may be subject to disputes that may result in litigation or other legal claims. Although we have attempted to identify factors that would cause actual actions, events or results to differ materially from those described in forward- looking statements and information, there may be other factors that cause actual results, performances, achievements or events to not be as anticipated, estimated or intended. Also, many of the factors are beyond our control. There can be no assurance that forward-looking statements or information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, you should not place undue reliance on forward-looking statements or information. Except as required by law, Aurinia will not update forward-looking information. All forward-looking information contained in this presentation is qualified by this cautionary statement. Additional information related to Aurinia, including a detailed list of the risks and uncertainties affecting Aurinia and its business, can be found in Aurinia’s most recent Annual Information Form available by accessing the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval (SEDAR) website at www.sedar.com or the U.S. Securities and Exchange Commission’s Electronic Document Gathering and Retrieval System (EDGAR) website at www.sec.gov/edgar

Agenda 3 Introduction Lupus nephritis (LN) and LUPKYNIS™ Clinical Review Launch Ready: Commercial Strategy Q&A 2 3 4 1

LUPKYNIS™ Now FDA-Approved for Active Lupus Nephritis 4 eGFR=estimated glomerular filtration rate; AEs=Adverse events Indication • LUPKYNIS is indicated in combination with a background immunosuppressive therapy regimen for the treatment of adult patients with active lupus nephritis (LN) Dosing • Three capsules (23.7mg) twice daily, no-serum drug monitoring required • Dose modifications based on Aurinia’s proprietary personalized pharmacodynamic dosing protocol - (eGFR based dosing modifications) Safety • Boxed Warning, warnings and precautions consistent with other CNI- immunosuppressive treatments • Most common AEs (>3%) were glomerular filtration rate decreased, hypertension, diarrhea, headache, anemia, cough, urinary tract infection, abdominal pain upper, dyspepsia, alopecia, renal impairment, abdominal pain, mouth ulceration, fatigue, tremor, acute kidney injury, and decreased appetite.

LUPKYNIS: Added Long-Term Value in Favorable Product Label Patent portfolio includes • Novel voclosporin composition of matter (US 7,332,472) • Dosing protocol based on personalized pharmacodynamic eGFR parameters (US 10,286,036) January 2021 • U.S. FDA approved LUPKYNIS • Personalized eGFR dosing detailed in PI Dosage & Administration Section 2.3 1. Patent expiry reflects Orange Book inclusion of ‘036 patent. eGFR=estimated glomerular filtration rate; PI=package insert 5 Approved label provides additional anticipated patent life: Late 2027 (Composition of matter patent, Hatch-Waxman, pediatric ext.) December 2037 (Personalized pharmacodynamic e-GFR dosing protocol)

LUPKYNIS is Positioned for First-Line Treatment in Active LN 6 Superior renal response rates vs SoC alone: In clinical trials, patients treated with LUPKYNIS + standard-of-care (SoC) were more than twice as likely to achieve a complete renal response compared to typical SoC alone Proteinuria reductions twice as fast as SoC: Patients treated with LUPKYNIS + SoC achieved target UPCR of <0.5 mg/mg in half the median time compared to typical SoC alone Demonstrated efficacy with reduced steroid use: 80% of patients in the pivotal trial reduced steroid use to <2.5 mg/day at Week 16 and 75% were on this dose at Week 52 Showed improved response rates in all parameters across immunologically-active classes of LN studied Evaluated across a diverse patient population Novel orally administered therapy, with no therapeutic drug-level monitoring (TDM) required 2x

Lupus Nephritis (LN) and LUPKYNIS Clinical Review

LN: A Serious Rare Disease that Disproportionately Affects Women and Minority Populations • Systemic lupus erythematosus (SLE) affects 200 - 300K patients in the US ‐ Approximately 1 of 3 patients have already developed LN at the time of SLE diagnosis • Patients with LN are more likely to be female (90% of patients with SLE) • Non-white SLE patients (Blacks, Asians, and those of Hispanic ethnicity) are more likely to develop LN than whites 8

# LN is associated with significantly elevated risk of kidney failure, cardiac events, and death

| Clinical Burden<br>*Compared to Non-renal SLE* | | Economic Burden<br>*Compared to Non-renal SLE* |
|---|---|---|
| **LN accelerates nephron loss** | **~45x** higher risk of kidney failure<br><br>**~10% to 30%** of patients with LN experience kidney failure within 15 years | **~2x** higher hospitalization rate |
| | **~8x** risk of myocardial infarction (MI)<br>**~5x** risk of cardiovascular mortality (CVM) | **~2x** longer hospital stays |
| | **~3x** risk of premature death | **~5x** greater annual costs if kidney failure develops |

CVM (HR=4.9; 95% CI: 1.8-13.7; *P*=0.002)
MI (HR=8.5; 95% CI: 2.2-33; *P*=0.002)
CI=confidence interval; HR=hazard ratio.

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Target Proteinuria Decrease of: 10 LN Treatment Guidelines Support Decreased Proteinuria to Reduce Kidney Damage ACR=American College of Rheumatology; ERA-EDTA=European Renal Association-European Dialysis and Transplant Association; EULAR=European League Against Rheumatism. EULAR/ERA-EDTA guidelines recommend more rigorous targets for treatment goals. These guidelines emphasize reducing cumulative glucocorticoid dose to reduce the risk of end-organ damage by 3 months at least 25% UPCR target below 0.5 to 0.7 mg/mg by 6 months at least 50% by 12 months ACR 2012 response is determined by physician’s own judgement and clinical impression

# LUPKYNIS Showed Significantly Higher Rate of Renal Response

In pivotal study, patients treated with LUPKYNIS + SoC were nearly **3x more likely to have a renal response** vs typical SoC alone (OR=2.65)*



Complete Renal Response Week 52
AURORA
50%
25%
0%
40.8%
22.5%
P<0.001
n=178
n=179
LUPKYNIS 23.7 mg BID
Control

Definition of renal response was based on rigorous criteria:

| | | | |
|---|---|---|---|
| Confirmed UPCR of ≤ 0.5 mg/mg | Stable renal function: ≥ 60 mL/min/1.73m$^2$ or no confirmed decrease from baseline in eGFR of ≥ 20%) | Presence of sustained, low-dose steroids (≤ 10 mg prednisone from weeks 44 to 52) | No administration of rescue medications |

* AURORA 1 data (not pooled)
BID=twice daily; eGFR=estimated glomerular filtration rate; OR=odds ratio.

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372 169 0 50 100 150 200 250 300 350 400 63 29 0 50 100 • Reductions achieved while rapidly reducing steroids to low maintenance doses (≤2.5 mg/day) • Consistent results across immunologically-active classes of LN studied 12 LUPKYNIS Reduced Proteinuria Twice as Fast as SoC P<0.001 Median time to 50% UPCR reduction: 29 days* Median time to UPCR ≤0.5 mg/mg: 169 days* Days Days LUPKYNIS Control *AURORA 1 data (not pooled) UPCR =urinary protein creatinine ratio Aurinia data of file.. AURORA

LUPKYNIS Safety Profile • No unexpected adverse events • Boxed Warning, warnings and precautions consistent with other CNI- immunosuppressant therapies • Efficacy and response with no therapeutic drug-level monitoring (TDM) required 13 Adverse Reaction LUPKYNIS23.7 mg twice a day (n=267) Placebo (n=266) Glomerular filtration rate decreased 26% 9% Hypertension 19% 9% Diarrhea 19% 13% Headache 15% 8% Anemia 12% 6% Cough 11% 2% Urinary tract infection 10% 6% Abdominal pain upper 7% 2% Dyspepsia 6% 3% Alopecia 6% 3% Renal impairment 6% 3% Abdominal pain 5% 2% Mouth ulceration 4% 1% Fatigue 4% 1% Tremor 3% 1% Acute kidney injury 3% 1% Decreased appetite 3% 1% Most commonly reported Adverse Reactions ≥ 3% of patients treated with LUPKYNIS 23.7 mg 2x/day and ≥ 2% higher than Placebo in AURA-LV and AURORA

Our Commitment to Patients Living with LN • Approval and label are the result of a pioneering clinical development team • Clinical development and regulatory teams committed to advancing the standard of care and establishing new frontline therapy for people living with active LN • LUPKYNIS continues to be evaluated in AURORA-2, blinded 2-year continuation study, and pediatric, adolescent, and PMR/PMCs from FDA Product & Indication Development Stage Phase 1 Phase 2 Phase 3 Approval voclosporin Active Lupus Nephritis (LN)

Launch Execution: Commercial Strategy

16 Driving LUPKYNIS Adoption – Commercialization Strategy Establish LUPKYNIS as Standard of Care Ensure no delays in LN Diagnosis Enable Optimal Outcomes for Patients Realize LUPKYNIS Value Proposition with Unrestricted Access for Appropriate Patients

Robust Infrastructure to Address All Key Stakeholders 17 Physicians Patients Personalized patient support program: Aurinia Alliance™ Dedicated nurse case managers for 1:1 support throughout treatment journey Dedicated reimbursement specialists Direct to patient digital education >150 professionals Sales force with deep nephrology and rheumatology experience Field based access and reimbursement professionals Medical and scientific liaisons AdvocacyPayers Field based access team with deep pharmacy benefit experience Robust financial support programs including co-pay, uninsured, and underinsured patient support HQ and field-based teams Actively engaging with local and national lupus, LN, and health disparity professional and patient focused advocacy organizations

# LUPKYNIS: Compelling Value Proposition

**Addresses Unmet Medical Need**

- LN is associated with increased risk of kidney failure, cardiac events, and death
- **Early improvement in proteinuria and renal response is linked to better long-term outcomes and prevents irreversible kidney damage**
- About 50% of LN patients do not achieve a clinically meaningful response at 1 yr.

**Efficacy**

- Patients on LUPKYNIS + SoC **were more than twice as likely to achieve complete renal response compared to patients on SoC alone**
- Improved response rates regardless of immunologically-active LN class

**Rapid Response**

- Patients on LUPKYNIS + SoC experienced a decline in UPCR **twice as fast as patients on SoC alone.**

**Reduced Steroid Burden**

- **75% of patients on a low steroid dose (≤ 2.5mg) at 1 yr.**

**Unique Support**

- Personalized patient support through the **Aurinia Alliance**

**LUPKYNIS Value Proposition**

**Expected average annualized net revenue per patient: ~$65K**

**Based on patient-specific dosing regimens and accounting for factors including mandatory rebates, channel discounts, and anticipated patient adherence**

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# LUPKYNIS Commercial Launch Uniquely Prepared for Success

**2020 Pre-launch prepared team and market**

- Fully staffed ***Commercial Team*** with extensive Rheumatology and Nephrology experience
- Identified ~12k ***physician targets***
- Completed ***physician profiling*** of highest SLE prescribers
- Delivered ***Speaker/Disease Awareness*** programs reaching more than 1,000 HCPs
- Launched first Lupus Nephritis pharma-sponsored ***consumer disease state awareness (DSA) program*** with over 140K impressions
- Engaged HCPs in ***Academic Centers*** with DSA campaign notwithstanding COVID-related restrictions
- Executed ***pre-approval information exchange with more than 50 payers*** covering two-thirds of commercially insured lives.

## Approval Date: January 22, 2021

**2021 Launch Execution**

- Aurinia has more than ***$400M in cash***; well capitalized for successful launch
- ***Product available for prescribing***
- Patient Support Program ***Aurinia Alliance online*** with dedicated nurse case managers and reimbursement support
- ***Targeting*** Nephrologists & Rheumatologists with active LN patients
- Launching in-person and virtual ***branded campaign***
- Ensure ***patient education*** regionally through advocacy and HCP engagement
- ***Potential peak annual U.S. net sales of greater than $1 billion****

* Aurinia Estimate

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Q&A 20

Changing the Course of Autoimmune Disease LUPKYNIS™ FDA Approval and Launch January 25, 2021